UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2020
PTC THERAPEUTICS, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield,	NJ	07080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (908) 222-7000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PTCT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.
On August 7, 2020, PTC Therapeutics, Inc. (the “Company”), announced that the U.S. Food and Drug Administration ("FDA") approved Evrysdi™ (risdiplam) for the treatment of spinal muscular atrophy in adults and children two months and older. The annual wholesale acquisition cost (WAC) of Evrysdi in the United States will be $340K for a patient on the maximum dose. The press release announcing the FDA approval of Evrysdi is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 7, 2020, issued by PTC Therapeutics, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K (this "Report") contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this Report, other than those of historical fact, are forward-looking statements, including statements regarding: the timing of commercial availability, potential methods of distribution and pricing for Evrysdi; advancement of the Company's joint collaboration program in SMA, including any potential regulatory submissions, regulatory approvals or commercial prospects; the Company's strategy, future operations, future financial position, future revenues and, projected costs; and the objectives of management.  Other forward-looking statements may be identified by the words “guidance”, “plan,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions.  The Company’s actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for the Company's products or product candidates that the Company commercializes or may commercialize in the future, including Evrysdi; the enrollment, conduct, and results of studies under the SMA collaboration and events during, or as a result of, the studies that could delay or prevent further development under the program, including any potential regulatory submissions and potential commercialization with regards to Evrysdi; the eligible patient base and commercial potential of Evrysdi or any of the Company's other product candidates; and the factors discussed in the “Risk Factors” section of the Company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K as well as any updates to these risk factors filed from time to time in the Company’s other filings with the Securities and Exchange Commission. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product or product candidate will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Evrysdi. The forward-looking statements contained herein represent the Company’s views only as of the date of this Report and the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this Report except as required by law. All website addresses given in this Report or incorporated herein by reference are for information only and are not intended to be an active link or to incorporate any website information into this Report.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: August 7, 2020	By:	/s/ Mark Boulding
	Name:	Mark Boulding
	Title:	Executive Vice President and Chief Legal Officer